William F. Glavin, Jr.                                    [OppenheimerFunds Logo]

Chairman, President and      OppenheimerFunds, Inc.

Chief Executive Officer      Two World Financial center

     225 Liberty Street

     New York, NY 10281-1008

          oppenheimerfunds.com

               January 31, 2011

Dear Oppenheimer Principal Protected Main Street Fund II® Shareholder:

The Board of Trustees of your Fund, Oppenheimer Principal Protected Main Street Fund (“Principal Protected Main Street Fund II” or the “Fund”), unanimously approved the reorganization (the “Reorganization” ) of your fund with and into Oppenheimer Main Street Fund (“Main Street Fund”) and voted to recommend its approval by shareholders. A shareholder meeting has been scheduled for March 18, 2011, and all Principal Protected Main Street Fund II shareholders of record on December 22, 2010 are being asked to vote on the Reorganization. Enclosed, you will find a combined prospectus and proxy statement detailing the proposal, a ballot card, an Oppenheimer Main Street Fund prospectus, and a postage-paid return envelope for voting by mail.

It can be expensive for the Fund to remail ballots if not enough responses are received to conduct the scheduled meeting. If your vote is not received before February 18, 2011,

we will commence a phone solicitation campaign asking you to vote and offering you assistance with the voting process. Please vote your shares.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You may also vote by telephone or Internet by following the instructions on the proxy ballot. Using a touch-tone telephone or the Internet to cast your vote saves you time and helps reduce the Fund’s expenses. If you vote by phone or Internet, you do not need to mail the proxy ballot. In the absence of sufficient votes to approve the Reorganization, the meeting will be adjourned until such time that quorum may be reached.

Why does the Board of Trustees recommend this Reorganization?

The Board of Trustees determined that the Reorganization would be in the best interests of shareholders of the Fund and that the Fund would not experience any dilution as a result of the Reorganization. Shareholders of Principal Protected Main Street Fund II could expect to benefit from being invested in a Fund, Main Street Fund, with a lower effective management fee rate as compared to the post-Warranty Period management fee rate of Principal Protected Main Street Fund II, as well as having a management fee with the benefit of breakpoints that may reduce the effective management fee rate further as assets grow. Additionally, the Manager believes that Main Street Fund has greater prospects for attracting new assets than Principal Protected Main Street Fund II would have as a standalone fund because of Main Street Fund’s lower management fee and significantly larger asset base. As a result, the Main Street Fund would offer shareholders an opportunity to benefit from potential economies of scale that could result from the larger asset size and lower expenses.

Your Fund’s Warranty period will end on the Maturity Date of March 3, 2011. In accordance with the Prospectus of Principal Protected Main Street Fund, during the Post-Warranty Period, which will commence immediately following the Warranty Period, the Fund will invest solely in Class Y shares of Main Street Fund.  If the Reorganization is not approved by shareholders of Principal Protected Main Street Fund, then the Fund will continue as a standalone fund investing in Class Y shares of Main Street Fund.

Please read the enclosed combined prospectus and proxy statement for complete details on the Reorganization. Of course, if you have any questions, please contact your financial advisor, or call us at 800-331-5908. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

Sincerely,

[Bill Glavin signature]

Enclosures

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008

©2010 OppenheimerFunds Distributor, Inc. All rights reserved.

XP0711.002.0111 [January 31, 2010]

                              PROXY CARD

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2011

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Brian Petersen, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Principal Protected Main Street Fund II (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on March 18, 2011, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

[OBJECT OMITTED]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

[OBJECT OMITTED]

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”PROXY CARD

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Principal Protected Main Street Fund II® (“Principal Protected Main Street Fund II”) and Oppenheimer Main Street Fund® (“Main Street Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Principal Protected Main Street Fund II to Main Street Fund in exchange for Class A, Class B and Class C shares of Main Street Fund, (b) the distribution of such shares of Main Street Fund to the Class A, Class B and Class C shareholders of Principal Protected Main Street Fund II in complete liquidation of Principal Protected Main Street Fund II and (c) the cancellation of the outstanding shares of Principal Protected Main Street Fund II.

.	FOR	AGAINST	ABSTAIN
	□	□	□